                                                                    Exhibit 10.1
                                                         Schedule 2 to Indenture


                        SEMIANNUAL SERVICER'S CERTIFICATE
                 CENTERPOINT ENERGY TRANSITION BOND COMPANY, LLC
              (FORMERLY RELIANT ENERGY TRANSITION BOND COMPANY LLC)
                  $748,897,000 TRANSITION BONDS, SERIES 2001-1

      Pursuant to Section 6 of Annex 1 to the Transition Property Servicing
       Agreement (the "Agreement"), dated as of October 24, 2001, between CenterPoint Energy Houston Electric, LLC (formerly Reliant Energy, Incorporated), as Servicer, and CenterPoint Energy Transition Bond
     Company, LLC (formerly Reliant Energy Transition Bond Company LLC), as
              Issuer, the Servicer does hereby certify as follows:

      Capitalized terms used in this Semiannual Servicer's Certificate have their respective meanings as set forth in the Agreement. References herein to certain sections and subsections are references
          to the respective sections and subsections of the Agreement.

          Collection Periods: March 17, 2003 through September 12, 2003
                        Payment Date: September 15, 2003
                        Today's Date: September 12, 2003


1. COLLECTIONS ALLOCABLE AND AGGREGATE AMOUNTS AVAILABLE FOR CURRENT PAYMENT DATE:

      i.    Remittances for the March 17 through 31, 2003 Collection Period              2,518,990.16
      ii.   Remittances for the April 1 through 30, 2003 Collection Period               4,986,097.80
      iii.  Remittances for the May 1 through 31, 2003 Collection Period                 4,236,365.07
      iv.   Remittances for the June 1 through 30, 2003 Collection Period                5,377,620.31
      v.    Remittances for the July 1 through 31, 2003 Collection Period                6,194,868.80
      vi.   Remittances for the August 1 through 31, 2003 Collection Period              5,947,692.51
      vii.  Remittances for the September 1 through 12, 2003 Collection Period           2,828,469.90
      viii. Net Earnings on Collection Account                                                   0.00     [3/1/03 through 8/31/03]
                                                                                       --------------
      ix.   General Subaccount Balance (sum of i through viii above)                    32,090,104.55

      x.    Reserve Subaccount Balance as of Prior Payment Date                          8,443,065.37
      xi.   Overcollateralization Subaccount Balance as of Prior Payment Date              468,060.63
      xii.  Capital Subaccount Balance as of Prior Payment Date                          3,744,485.00
                                                                                       --------------
      xiii. Collection Account Balance (sum of viii through xii above)                  44,745,715.55
                                                                                       ==============

2. OUTSTANDING AMOUNTS AS OF PRIOR PAYMENT DATE:

      i.    Class A-1 Principal Balance                                                 95,528,678.00
      ii.   Class A-2 Principal Balance                                                118,000,000.00
      iii.  Class A-3 Principal Balance                                                130,000,000.00
      iv.   Class A-4 Principal Balance                                                385,897,000.00
                                                                                       --------------
      v.    Aggregate Principal Balance of all Series 2001-1 Transition Bonds          729,425,678.00
                                                                                       ==============

3. REQUIRED FUNDING/PAYMENTS AS OF CURRENT PAYMENT DATE:

                                                                                         Projected
                                                                                         Principal         Semiannual
            Series 2001-1 Principal                                                       Balance         Principal Due
            -----------------------                                                    --------------     --------------
      i.    Class A-1                                                                   83,171,877.00      12,356,801.00
      ii.   Class A-2                                                                  118,000,000.00               0.00
      iii.  Class A-3                                                                  130,000,000.00               0.00
      iv.   Class A-4                                                                  385,897,000.00               0.00
                                                                                       --------------     --------------
      v.    For all Series 2001-1 Transition Bonds                                     717,068,877.00      12,356,801.00
                                                                                       ==============     ==============


                                                                    Transition            Days in
                                                                       Bond              Interest
                                                                   Interest Rate         Period (1)        Interest Due
                                                                   -------------         ----------       --------------
      vi.   Required Class A-1 Interest                                   3.840%                180         1,834,150.62
      vii.  Required Class A-2 Interest                                   4.760%                180         2,808,400.00
      viii. Required Class A-3 Interest                                   5.160%                180         3,354,000.00
      ix.   Required Class A-4 Interest                                   5.630%                180        10,863,000.55

      (1) On 30/360 Day basis.

                                                                                                              Funding
                                                                                       Required Level        Required
                                                                                       --------------     --------------
      x.    Overcollateralization Subaccount                                               624,080.83         156,020.20
      xi.   Capital Subaccount                                                           3,744,485.00               0.00


4. ALLOCATION OF REMITTANCES AS OF CURRENT PAYMENT DATE PURSUANT TO SECTION
   8.02(d) OF INDENTURE:

      i.    Trustee Fees and Expenses                                                            0.00
      ii.   Servicing Fee                                                                  187,224.25(1)
      iii.  Administration Fee and Independent Managers Fees                                50,000.00(2)
      iv.   Operating Expenses                                                              31,808.00(3)
      v.    Semiannual Interest (including any past-due Semiannual Interest for prior periods)


                                                                                                             Per $1,000
                                                                                                            of Original
            Series 2001-1                                                                 Aggregate       Principal Amount
            -------------                                                              --------------     ----------------
            1. Class A-1 Interest Payment                                                1,834,150.62                15.95
            2. Class A-2 Interest Payment                                                2,808,400.00                23.80
            3. Class A-3 Interest Payment                                                3,354,000.00                25.80
            4. Class A-4 Interest Payment                                               10,863,000.55                28.15

      vi. Principal Due and Payable as a result of Event of Default or on Final Maturity Date

                                                                                                             Per $1,000
                                                                                                            of Original
            Series 2001-1                                                                Aggregate        Principal Amount
            -------------                                                             --------------      ----------------
            1. Class A-1 Principal Payment                                                      0.00                  0.00
            2. Class A-2 Principal Payment                                                      0.00                  0.00
            3. Class A-3 Principal Payment                                                      0.00                  0.00
            4. Class A-4 Principal Payment                                                      0.00                  0.00

      vii.  Semiannual Principal

                                                                                                             Per $1,000
                                                                                                            of Original
            Series 2001-1                                                                Aggregate        Principal Amount
            -------------                                                             --------------      ----------------
            1. Class A-1 Principal Payment                                             12,356,801.00                107.45
            2. Class A-2 Principal Payment                                                      0.00                  0.00
            3. Class A-3 Principal Payment                                                      0.00                  0.00
            4. Class A-4 Principal Payment                                                      0.00                  0.00

      viii. Amounts Payable to Credit Enhancement Providers (if applicable)                      N/A
      ix.   Operating Expenses not Paid under Clause (iv) above                                 0.00
      x.    Funding of Capital Subaccount (to required level)                                   0.00
      xi.   Funding of Overcollateralization Subaccount (to required level)               156,020.20
      xii.  Net Earnings in Capital Subaccount Released to Issuer                          18,673.34
      xiii. Deposits to Reserve Subaccount                                                566,448.90
      xiv.  Released to Issuer upon Series Retirement: Collection Account                       0.00


      (1)   Servicing fee: $748,897,000 x .05% x 180/360 = $187,224.25

      (2)   Administration fee: $50,000 x 180/180 = $50,000.00

      (3) Reimbursement to Servicer for fees/expenses paid to independent accountants ($20,000.00), outside legal counsel ($2,465.00), printer ($9,243.00) and the State of Delaware ($100.00)

5. SUBACCOUNT WITHDRAWALS AS OF CURRENT PAYMENT DATE
   (IF APPLICABLE, PURSUANT TO SECTION 8.02(e) OF INDENTURE):
      i.    Reserve Subaccount (available for 4.i. through 4.xii.)                            0.00
      ii.   Overcollateralization Subaccount (available for 4.i. through 4.ix.)               0.00
      iii.  Capital Subaccount (available for 4.i. through 4.ix.)                             0.00
                                                                                    --------------
      iv.   Total Withdrawals                                                                 0.00
                                                                                    ==============

6. OUTSTANDING AMOUNT AND COLLECTION ACCOUNT BALANCE AS OF CURRENT PAYMENT DATE
(AFTER GIVING EFFECT TO PAYMENTS TO BE MADE ON SUCH PAYMENT DATE):

            Series 2001-1
            -------------
      i.    Class A-1 Principal Balance                                              83,171,877.00
      ii.   Class A-2 Principal Balance                                             118,000,000.00
      iii.  Class A-3 Principal Balance                                             130,000,000.00
      iv.   Class A-4 Principal Balance                                             385,897,000.00
                                                                                    --------------
      v.    Aggregate Principal Balance for all Series 2001-1 Transition Bonds      717,068,877.00
                                                                                    ==============

      vi.   Reserve Subaccount Balance                                                9,009,514.27
      vii.  Overcollateralization Subaccount Balance                                    624,080.83
      viii. Capital Subaccount Balance                                                3,744,485.00
                                                                                    --------------
      ix.   Aggregate Collection Account Balance                                     13,378,080.10
                                                                                    ==============

7. SHORTFALLS IN INTEREST AND PRINCIPAL PAYMENTS AS OF CURRENT PAYMENT DATE
(AFTER GIVING EFFECT TO PAYMENTS TO BE MADE ON SUCH PAYMENT DATE):
      i.    Semiannual Interest
            Series 2001-1
            -------------
            1. Class A-1 Bond Interest Payment                                                0.00
            2. Class A-2 Bond Interest Payment                                                0.00
            3. Class A-3 Bond Interest Payment                                                0.00
            4. Class A-4 Bond Interest Payment                                                0.00

      ii.   Semiannual Principal
            Series 2001-1
            -------------
            1. Class A-1 Principal Payment                                                    0.00
            2. Class A-2 Principal Payment                                                    0.00
            3. Class A-3 Principal Payment                                                    0.00
            4. Class A-4 Principal Payment                                                    0.00

8. SHORTFALLS IN REQUIRED SUBACCOUNT LEVELS AS OF CURRENT PAYMENT DATE (AFTER
GIVING EFFECT TO PAYMENTS TO BE MADE ON SUCH PAYMENT DATE):
      i.    Overcollateralization Subaccount                                                  0.00
      ii.   Capital Subaccount                                                                0.00



      IN WITNESS HEREOF, the undersigned has duly executed and delivered this Semiannual Servicer's Certificate this 12th day of September, 2003.

      CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
      (formerly RELIANT ENERGY, INCORPORATED), as Servicer

      by: /s/ Marc Kilbride
          -------------------------------------------------
          Marc Kilbride
          Vice President and Treasurer